                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  JULY 29, 1999
                                (Date of Report)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


     DELAWARE                        1-8514                   95-3822631
(State or other                   (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)            Identification No.)
(incorporation)

                               16740 HARDY STREET
                                 P.O. BOX 60068
                              HOUSTON, TEXAS 77205
               (Address of principal executive offices) (Zip Code)

                                 (281) 443-3370
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

                  On July 14, 1999, Smith International, Inc. (the "Company") and Schlumberger Limited ("Schlumberger") formed a drilling fluids joint venture pursuant to an Amended and Restated Organization Agreement dated July 14, 1999 (the "Agreement"). The Agreement is by and among the Company, Smith International Acquisition Corp., M-I Purchase Corporation, M-I L.L.C., Smith International Canada Ltd., M-I Drilling Fluids Canada, Inc., Schlumberger, Schlumberger Technology Corporation, and Schlumberger M-I, Inc. The Company contributed its M-I L.L.C. operations whereas Schlumberger contributed its non-U.S. Dowell drilling fluids business and paid cash consideration of $280 million to the Company. Under the terms of the Agreement, the Company and Schlumberger own 60 percent and 40 percent, respectively, of the combined operations.

                  A copy of the press release announcing the transaction is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

         ITEM 5.  OTHER EVENTS

                  On July 27, 1999, The United States Department of Justice filed pleadings with the U.S. District Court in Washington, D.C. asking that the Company and Schlumberger be required to show cause why they should not be held in criminal and civil contempt for an alleged violation of the Consent Decree and Final Order issued in 1994 in United States v. Baroid Corporation. The pleadings allege that the Company and Schlumberger violated the Consent Decree by closing the joint venture on July 14, 1999. The Company strongly denies the claim. The Company's position is that the transaction that closed did not involve any U.S. drilling fluids assets or business of Schlumberger, had no significant impact on U.S. business and, therefore, was not subject to the terms of the Consent Decree. The Company anticipates a hearing on this matter will take place in the near future.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired.
             Separate financial statements are not required under Item 7(a) of Form 8-K.

         (b) Pro forma financial information.
             In accordance with Item 7(b)(2) of Form 8-K, the Company will file the required proforma financial information by amendment to this Form 8-K as soon as practicable, but no later than September 27, 1999.

         (c) Exhibits.

                 2.1 Amended and Restated Organization Agreement dated July 14, 1999 by and among the Company, Smith International Acquisition Corp., M-I Purchase Corporation, M-I L.L.C., Smith International Canada Ltd., M-I Drilling Fluids Canada, Inc., Schlumberger, Schlumberger Technology Corporation, and Schlumberger MI, Inc.

                 99.1      Press Release issued by Registrant dated July 14,
                           1999.


                 99.2      Press Release issued by Registrant dated July 28,
                           1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             SMITH INTERNATIONAL, INC.




Dated: July 28, 1999                   By:   /s/ NEAL S. SUTTON
                                          --------------------------------------
                                             Neal S. Sutton,
                                             Senior Vice President -
                                             Administration, General Counsel
                                             and Secretary


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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                           DESCRIPTION
       -------                          -----------

         2.1           Amended and Restated Organization Agreement dated July
                       14, 1999 by and among the Company, Smith International
                       Acquisition Corp., M-I Purchase Corporation, M-I L.L.C.,
                       Smith International Canada Ltd., M-I Drilling Fluids
                       Canada, Inc., Schlumberger, Schlumberger Technology
                       Corporation, and Schlumberger MI, Inc.

         99.1          Press Release issued by Registrant dated July 14, 1999.

         99.2          Press Release issued by Registrant dated July 28, 1999.